EXHIBIT 16

              SCHEDULE OF SAMPLE PERFORMANCE QUOTATION CALCULATIONS
                             Schroder All-Asia Fund

Note:  All performance is for the period ended:           June 30, 1998
                                               ------------------------

1.       AVERAGE ANNUAL TOTAL RETURN (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:       T = ({{[((ERV/P) - 1)(1 - S) - S](1 - R) - R} + 1}1 / n )-1

               where:       T = average annual total return
                            P = initial payment of $1,000
                            n = number of years
                            ERV = ending redeemable value of the initial
                            payment at the end of the period
                            S = Maximum initial sales charge
                            R = Maximum  redemption
                            charge  (calculated  based on
                            _______)  (i.e.,  lower  of   purchase    amount  or
                            redemption amount)

a.   AVERAGE   ANNUAL   TOTAL   RETURN   (assuming   deduction  of  the  maximum
     sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        753.10     883.40      734.20      753.10      446.10      498.50        -          -         455.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S          5.25       5.25        5.25        5.25        5.25        5.25         -          -          5.25
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       -43.55     -77.89      -71.04      -43.55      -55.39      -20.69        -          -         -16.02
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

b.       Average Annual Total Return (assuming no deduction of sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        794.80     932.20      774.70      794.80      470.70      526.20        -          -         481.10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   T(%)       -37.07     -56.23      -63.53      -37.07      -52.93      -19.25        -          -         -15.00
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

2.       CUMULATIVE TOTAL RETURN (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula: C = {{[(T + 1)n - 1 - R]/(1 - R)} + S}/(1 - S)

         where:                     C  =   cumulative   total   return   of  the
                                    investment  over  the  specified  period
                                    T = average  annual total return (see above)
                                    P = initial  payment  of  $1,000
                                    n =  number  of years
                                    ERV = ending  redeemable  value of the
                                    initial payment at the end of the period

     a.   CUMULATIVE   TOTAL   RETURN   (assuming   deduction   of  the  maximum
          sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)      1/2         1/12        1/4         1/2          1           3           5          10          5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        753.10     883.40      734.20      753.10      446.10      498.50        -          -         455.80
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    S          5.25       5.25        5.25        5.25        5.25        5.25         -          -          5.25
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
    R           -           -          -           -           -           -           -          -           -
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       -24.69     -11.66      -26.58      -24.69      -55.39      -50.15        -          -         -54.42
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

     b.  CUMULATIVE  OR  AGGREGATE  TOTAL  RETURN   (assuming  no  deduction  of
         sales/purchase/redemption charges)

----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
              CAL YR      1 MTH      3 MTH       6 MTH        1 YR        3 YR       5 YR       10 YR       INCEPT
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   P($)        1000       1000        1000        1000        1000        1000       1000        1000        1000
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
  N(YR)        1/2        1/12        1/4         1/2          1           3           5          10         4.5
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   ERV        794.80     932.20      774.70      794.80      470.70      526.20        -          -         481.10
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------
   C(%)       -20.52      -6.78      -22.53      -20.52      -52.93      -47.38        -          -         -51.89
----------- ----------- ---------- ----------- ----------- ----------- ----------- ---------- ----------- -----------

3.       30 DAY YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               Y = 2{[(a - b)/(cd) + 1]6 - 1]}

         where:                     Y = 30 day yield
                                    a = dividends and interest earned during the
                                    period
                                    b = expenses  accrued for the period (net of
                                    reimbursements)
                                    c =  the  average  daily   number of  shares
                                    outstanding  during the  period   that  were
                                    entitled  to receive dividends
                                    d = the maximum offering price per share on the last day of the period

------------------------ ---------------------- ---------------------- ----------------------- ----------------------
         A($)                    B($)                     C                     D($)                   Y(%)
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
------------------------ ---------------------- ---------------------- ----------------------- ----------------------
          NA                      NA                     NA                      NA                     NA
------------------------ ---------------------- ---------------------- ----------------------- ----------------------

4.       30 DAY TAX-EQUIVALENT YIELD (PURSUANT TO SEC STANDARDIZED FORMULA)

         SEC Formula:               TEY = Y/(1 - TR)

                  where:            TEY = 30 day tax-equivalent yield
                                    Y = 30 day yield (see above)
                                    TR = assumed applicable tax rate

----------------------------------------------------------- ---------------------------------------------------------
                          TR(%)                                                      TEY(%)
----------------------------------------------------------- ---------------------------------------------------------
----------------------------------------------------------- ---------------------------------------------------------
                            NA                                                         NA
----------------------------------------------------------- ---------------------------------------------------------

5.       30-DAY DISTRIBUTION RATE (PURSUANT TO NON-STANDARDIZED FORMULA)

         Formula:          30 Day Distribution Rate ("Rate")= (ab)/c

                  where:            Rate = 30 day distribution rate
                                    a = distributions in last 30 days
                                    b = number of 30 day periods in year
                                    c = maximum offering price per share on last day of period

----------------------------- ----------------------------- ---------------------------- ----------------------------
             A                             B                             C                         RATE(%)
----------------------------- ----------------------------- ---------------------------- ----------------------------
----------------------------- ----------------------------- ---------------------------- ----------------------------
             NA                            NA                           NA                           NA
----------------------------- ----------------------------- ---------------------------- ----------------------------


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